                                                                      EXHIBIT 21

                      SUBSIDIARIES OF HARTFORD LIFE, INC.

                                                                  JURISDICTION                     NAMES UNDER
                                                                       OF                         WHICH COMPANY
COMPANY NAME                                                      INCORPORATION                   DOES BUSINESS
------------                                                      -------------                   -------------
American Maturity Life Insurance Company (60%)                     Connecticut                        "AML"
AML Financial, Inc.                                                Connecticut                         n/a
Brazilcap Capitalizacao S.A. (17%)                                 Brazil                              n/a
Consultora de Capitales S.A.
     Sociedad Gerente De Fondos Corriunes De Enversion (50%)       Argentina                           n/a
Federal Capitalizacao S.A. (24.5%)                                 Brazil                              n/a
Galicia Vida Compania de Seguros S.A. (40%)                        Argentina                      "Galica Vida"
Hartford Advisers HLS Fund, Inc.                                   Maryland                            n/a
Hartford Bond HLS Fund, Inc.                                       Maryland                            n/a
Hartford Capital Appreciation HLS Fund, Inc.                       Maryland                            n/a
Hartford - Comprehensive Employee Benefit Service Company          Connecticut                      "CEBSCO"
Hartford Dividend and Growth HLS Fund, Inc.                        Maryland                            n/a
Hartford Equity Sales Company, Inc.                                Connecticut                       "HESCO"
Hartford Financial Services, LLC                                   Delaware                            n/a
Hartford Financial Services Life Insurance Company                 Connecticut                         n/a
Hartford Index HLS Fund, Inc.                                      Maryland                            n/a
Hartford International Advisers HLS Fund, Inc.                     Maryland                            n/a
Hartford International Life Reassurance Corporation                Connecticut                         n/a
Hartford International Opportunities HLS Fund, Inc.                Maryland                            n/a
Hartford Investment Financial Services Company                     Delaware                            n/a
Hartford Investments Canada Corporation                            Canada                              n/a
Hartford Life and Accident Insurance Company                       Connecticut                        "HLA"
Hartford Life and Annuity Insurance Company                        Connecticut                         n/a
Hartford Life Insurance Company                                    Connecticut                         n/a
Hartford Life International, Ltd.                                  Connecticut                         n/a
Hartford Life, Ltd.                                                Bermuda                             n/a
Hartford MidCap HLS Fund, Inc.                                     Maryland                            n/a
Hartford Money Market HLS Fund, Inc.                               Maryland                            n/a
Hartford Mortgage Securities HLS Fund, Inc.                        Maryland                            n/a
Hartford Securities Distribution Company, Inc.                     Connecticut                         n/a
Hartford Seguros de Retiro S.A.                                    Argentina                           n/a
Hartford Seguros de Vida S.A.                                      Argentina                           n/a
Hartford Series Fund, Inc., on behalf of the following Series:
  Hartford Global Leaders HLS Fund                                 Maryland                            n/a
  Hartford Growth and Income HLS Fund                              Maryland                            n/a
  Hartford High Yield HLS Fund                                     Maryland                            n/a
Hartford Small Company HLS Fund, Inc.                              Maryland                            n/a
Hartford Stock HLS Fund, Inc.                                      Maryland                            n/a
Hart Life Insurance Company                                        Connecticut                         n/a
HL Investment Advisors, LLC                                        Connecticut                         n/a

                                                                      EXHIBIT 21

                                                                  JURISDICTION                     NAMES UNDER
                                                                       OF                         WHICH COMPANY
COMPANY NAME                                                      INCORPORATION                   DOES BUSINESS
------------                                                      -------------                   -------------
Icatu Hartford Administracao de Beneficios Ltda.                   Brazil                                 n/a
Icatu Hartford Fundo de Pensao                                     Brazil                          Icatu-Hartford
Icatu Hartford Capitalizacao S.A. (45%)                            Brazil                                 n/a
Icatu Hartford Seguros S.A. (45%)                                  Brazil                                 n/a
Instituto de Salta Camponia de Seguros de Vida S.A. (90%)          Argentina                              n/a
International Corporate Marketing Group, Inc.                      Connecticut                         "ICMG"
ITT Hartford Seguros de Vida S.A. (50%)                            Uruguay                                n/a
ITT Hartford Sudamericana Holding S.A.  (56.7%)                    Argentina                              n/a
Nutmeg Life Insurance Company                                      Iowa                                   n/a
PLANCO Incorporated                                                Pennsylvania                  "PLANCO Enterprises
                                                                                                  Inc." Texas only
PLANCO Financial Services, Inc.                                    Pennsylvania                           n/a
Servus Life Insurance Company                                      Connecticut                            n/a
The Evergreen Group Incorporated                                   New York                               n/a
The Hartford Mutual Funds, Inc., on behalf of the
 following Series:
  The Hartford Advisers Fund                                       Maryland                               n/a
  The Hartford Bond Income Strategy Fund                           Maryland                               n/a
  The Hartford Capital Appreciation Fund                           Maryland                               n/a
  The Hartford Dividend and Growth Fund                            Maryland                               n/a
  The Hartford Global Leaders Fund                                 Maryland                               n/a
  The Hartford Growth and Income Fund                              Maryland                               n/a
  The Hartford High Yield Fund                                     Maryland                               n/a
  The Hartford International Opportunities Fund                    Maryland                               n/a
  The Hartford MidCap Fund                                         Maryland                               n/a
  The Hartford Money Market Fund                                   Maryland                               n/a
  The Hartford Small Company Fund                                  Maryland                               n/a
  The Hartford Stock Fund                                          Maryland                               n/a
Thesis S.A.                                                        Argentina                              n/a

                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Hartford Life, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements (i) on Forms S-8 (File Nos. 333-28805 and 333-28807) and
(ii) on Forms S-3 (File Nos. 333-21865 and 333-56283).


                                                     ARTHUR ANDERSEN LLP



Hartford, Connecticut
March 24, 2000